UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	85-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA 94043

(Address of principal executive offices, including ZIP code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Private Placement of Senior Unsecured Promissory Notes

On April 10, 2026, Aditxt, Inc. (the “Company”) issued and sold senior unsecured promissory notes (each, a “Note,” and collectively, the “Notes”) to accredited investors in the aggregate original principal amount of $1,250,000 for an aggregate purchase price of $1,000,000, reflecting an aggregate original issue discount of $250,000. The Notes bear interest at a rate of 10% per annum, payable monthly, and mature on September 30, 2026. Pursuant to the Notes, if the Company sells shares of Common Stock pursuant to an at-the-market offering or equity line of credit, 100% of the aggregate gross proceeds from such sales, less reasonable and documented legal fees and expenses, must be applied on a weekly basis to redeem the Notes at a redemption price equal to 120% of the outstanding amount redeemed. The Notes also permit the Company to redeem all, but not less than all, of the outstanding amount of the Notes at 120% of the outstanding amount redeemed, subject to the terms of the Notes. In addition, upon an event of default, holders may require the Company to redeem the Notes at 125% of the outstanding amount being redeemed, and upon a bankruptcy event of default, the Company must immediately pay an amount equal to 125% of all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges. The Notes also grant one specific noteholder the right to withhold applicable equity line and at-the-market proceeds for direct distribution to the holders until the Notes are repaid in full. Following the maturity date and until the Notes have been redeemed or otherwise satisfied, the Notes contain various negative covenants, including restrictions on indebtedness, liens, dividends and other restricted payments, asset transfers and the early maturity or acceleration of other indebtedness.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of Note filed as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in "Item 1.01 Entry Into a Material Definitive Agreement" relating to the issuance of the Notes is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Note (April 2026)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2026

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

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